Exhibit 99.2

AUDIT COMMITTEE CHARTER

The Purpose of the Audit Committee

The purpose of the Audit Committee (the “Committee”) of Kaival Brands Innovations Group, Inc. (the “Company”) is to represent and assist the Board of Directors (the “Board”) in its general oversight of the Company’s accounting and financial reporting processes, audits of the financial statements, and internal control and audit functions. Management is responsible for (a) the preparation, presentation, and integrity of the Company’s financial statements; (b) accounting and financial reporting principles; and (c) the Company’s internal controls and procedures designed to promote compliance with accounting standards and applicable laws and regulations. The Company’s independent registered public accounting firm (the “Independent Auditors”) is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards.

The Committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the Independent Auditors. Consequently, it is not the duty of the Committee to conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the Independent Auditors. The Committee serves a Board-level oversight role, where it oversees the relationship with the Independent Auditors, as set forth in this Charter, and receives information and provides advice, counsel, and general direction, as it deems appropriate, to management and the Independent Auditors, taking into account the information it receives, discussions with the Independent Auditors, and the experience of the Committee’s members in business, financial, and accounting matters.

Membership and Structure

The Committee shall be comprised of at least three directors, as determined by the Board, that meet the director and Committee member independence requirements and financial literacy requirements of The Nasdaq Stock Market, LLC, the Securities and Exchange Commission, and any other applicable requirements. No Committee member can have participated in the preparation of the financial statements of the Company or any of the Company’s current subsidiaries at any time during the past three years.

Each Committee member must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that leads to financial sophistication, as determined by the Board. At least one Committee member must be an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. A person who satisfies this definition of “audit committee financial expert” will also be presumed to have financial sophistication.

Appointment to the Committee, including the designation of the Chair of the Committee and the designation of any Committee members as “audit committee financial experts”, shall be made on an annual basis by the full Board based on recommendations from the Governance and Nominating Committee. The Board may remove any Committee member at any time with or without cause.

Operations

The Committee shall meet at least four times a year, on a quarterly basis, at such times and places as the Committee shall determine. Additional meetings may occur as the Committee or its Chair deems advisable. The Committee shall meet in executive session privately, with the Independent Auditors, without senior management present, not less frequently than quarterly. The Committee shall cause adequate minutes of all its proceedings to be kept, and shall report on its actions and activities at the next Board meeting occurring after a Committee meeting. Committee members shall be furnished with copies of the minutes of each meeting and any action taken by unanimous consent.

The Committee shall be governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the State of Delaware.

The Chair of the Committee is to be contacted directly by the Independent Auditors (1) to review items of a sensitive nature that can impact the accuracy of financial reporting or (2) to discuss significant issues relative to the overall responsibility of the Board that have been communicated to management but, in their judgment, may warrant follow-up by the Committee.

Authority

The Committee shall have the resources and authority necessary to discharge its duties and responsibilities. The Committee shall have the authority, in its sole discretion, to engage independent legal, accounting, and other advisers, as it determines necessary to carry out its duties. The Committee shall have sole authority to approve related fees and retention terms. The Committee shall receive appropriate funding from the Company, as determined by the Committee in its capacity as a committee of the Board, for the payment of compensation to the Company’s Independent Auditors, any other accounting firm engaged to perform services for the Company, any outside counsel, and any other advisors to the Committee.

Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

The Committee may form and delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees or one or more designated members of the Committee, as the Committee deems appropriate in its sole discretion.

Responsibilities

The Committee shall have the following authority and responsibilities:

1.	To select, retain, compensate, oversee, and terminate, if necessary, the Independent Auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company;

2.	To select, retain, compensate, oversee, and terminate, if necessary, any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attestation services for the Company;

3.	To obtain and review annually a report by the Independent Auditors describing: (a) the firm’s internal quality-control procedures; and (b) any material issues raised by the most recent internal quality-control review or peer review or Public Company Accounting Oversight Board review or inspection of the firm or by any other inquiry or investigation by governmental or professional authorities within the preceding five years regarding one or more independent audits carried out by the firm, and any steps taken to deal with any such issues;

4.	To keep the Company’s Independent Auditors informed of the Committee’s understanding of the Company’s relationships and transactions with related parties that are significant to the Company; and to review and discuss with the Independent Auditors its evaluation of the Company’s identification of, accounting for, and disclosure of its relationships and transactions with related parties, including any significant matters arising from the audit regarding the Company’s relationships and transactions with related parties;

5.	To review and discuss annually with the Independent Auditors the written report from the Independent Auditors concerning any relationship between the Independent Auditors and the Company or any of its subsidiaries or any other relationships that may adversely affect the independence or objectivity of the Independent Auditors, and, based on such review, assesses the independence of the Independent Auditors;

6.	To review and discuss with the Company’s Independent Auditors any other matters required to be discussed by PCAOB Auditing Standards No. 1301, Communications with Audit Committees, including, without limitation, the Independent Auditors’ evaluation of the quality, not just the acceptability, of the Company’s financial reporting, information relating to significant unusual transactions, and the business rationale for such transactions and the Independent Auditors’ evaluation of the Company’s ability to continue as a going concern;

7.	To pre-approve all audit and permitted non-audit and tax services that may be provided by the Company’s Independent Auditors or other registered public accounting firms, and establish policies and procedures for the review and pre-approval by the Committee of all auditing services and permissible non-audit services (including the fees and terms thereof) to be performed by the Independent Auditors or other registered public accounting firms on an on-going basis;

8.	To review and discuss with the Company’s Independent Auditors: (a) all critical accounting principles and practices and financial statement presentation, including any significant changes in the Company’s selection or application of such accounting principles, to be used in the audit; (b) all alternative accounting treatments of financial information within general accepted accounting principles (“GAAP”) that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the Independent Auditors; (c) any significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements; and (d) other material written communications between the Independent Auditors and management;

9.	To review and discuss with the Company’s management and the Independent Auditors: (a) earnings press releases, including the financial information and business discussion included therein and its presentation and the use of any pro forma or adjusted non-GAAP information; (b) any financial information and earnings guidance provided to analysts and ratings agencies, including the type of information to be disclosed and type of presentation to be made; (c) the unaudited quarterly or interim financial statements and the disclosure under the Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) section to be included in the Company’s Quarterly Report on Form 10-Q before the Form 10-Q is filed; and (d) the year-end audited financial statements, the form of audit opinion to be issued by the Independent Auditors on the financial statements, and the disclosure under the MD&A section to be included in the Company’s Annual Report on Form 10-K before the Form 10-K is filed;

10.	To recommend to the Board that the audited financial statements and the MD&A section be included in the Company’s Annual Report on Form 10-K and produce the Committee report, if and as required by the rules of the Securities and Exchange Commission, to be included in the Company’s proxy statement;

11.	To review and discuss with the Independent Auditors: (a) the auditors’ responsibilities under generally accepted auditing standards and the responsibilities of management in the audit process; (b) the overall audit strategy; (c) its audit plans and procedures, including the general audit approach, scope, staffing, fees, and timing of the annual audit; (d) any significant risks identified during the auditors’ risk assessment procedures; (e) when completed, the results, including significant findings, of the annual audit and accompanying management letters; and (f) the results of the Independent Auditors’ procedures with respect to interim periods;

12.	To review and discuss with management and the Independent Auditors various topics and events that may have significant financial impact on the Company or that are the subject of discussions between management and the Independent Auditors;

13.	To review and discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

14.	To review, approve, and oversee any related-party transactions (as defined in Item 404 of Regulation S-K) and any other potential conflict of interest situations on an ongoing basis, and to develop policies and procedures for the Committee’s approval of related-party transactions;

15.	To review and discuss with management and the Independent Auditors: (a) the adequacy and effectiveness of the Company’s internal controls, including any significant deficiencies or material weaknesses in the design or operation of, and any significant changes in, the Company’s internal controls, any special audit steps adopted in light of any material control deficiencies, and any fraud involving management or other employees with a significant role in such internal controls; (b) disclosure relating to the Company’s internal controls, the Independent Auditors’ report, if and as required by the rules of the Securities and Exchange Commission, on the effectiveness of the Company’s internal control over financial reporting, and the required management certifications to be included in or attached as exhibits to the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as applicable; (c) the Company’s internal audit procedures, and (d) the adequacy and effectiveness of the Company’s disclosure controls and procedures, and management reports thereon;

16.	To review annually with the Chief Financial Officer the scope of the internal audit program, and the performance of both the internal audit group and the Independent Auditors in executing their plans and meeting their objectives and to assure the regular rotation of the Independent Auditor’s lead audit partner;

17.	To review the use of auditors other than the Independent Auditors in cases such as management’s request for second opinions;

18.	To review matters related to the corporate compliance activities of the Company;

19.	To establish and oversee procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

20.	To establish policies for the hiring of employees and former employees of the Independent Auditors;

21.	To review periodically with the Company’s in-house and outside legal counsel any legal and regulatory matters, including legal cases against or regulatory investigations of the Company and its subsidiaries, that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations, and any material reports or inquiries received from regulators or governmental agencies;

22.	To obtain timely reports from management and the Company’s counsel that the Company and its subsidiaries are in conformity with applicable legal requirements and the Company’s Code of Ethics, including disclosures of insider and affiliated party transactions;

23.	To advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Ethics;

24.	To review and approve the Company’s Code of Ethics, as it may be amended and updated from time to time, ensure that management has implemented a compliance program to enforce such Code of Ethics (which shall include reporting of violations of the Code of Ethics to the Committee), monitor compliance with the Code of Ethics, and enforce the provisions of the Code of Ethics;

25.	To review and investigate reported breaches or violations of the Company’s Code of Ethics;

26.	To review and approve: (a) any change or waiver in the Company’s Code of Ethics for principal executives and senior financial officers and (b) any disclosures to be made on the Current Report on Form 8-K regarding such change or waiver;

27.	When appropriate, to designate one or more Committee members to perform certain of its duties on its behalf, subject to such reporting to or ratification by the Committee as the Committee shall direct; and

28.	To review and assess the adequacy of this Charter at least annually and recommend any proposed changes to the full Board for approval.

The Committee shall consult with management but may not delegate these responsibilities, except as specifically provided for above.

Performance Evaluation

The Committee shall conduct an annual evaluation of the performance of its duties under this Charter and shall present the results of the evaluation to the Board. The Committee shall conduct this evaluation in such manner as it deems appropriate.

Adopted by the Board of Directors on March 17, 2021.